UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):        May 15, 2007

MUELLER WATER PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-131521	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road

Atlanta, Georgia 30328

(Address of Principal Executive Offices)

(770) 206-4200
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 3.03.                                          Material Modification to Rights of Security Holders

As of May 14, 2007, Mueller Water Products, Inc., as issuer (the “Company”) and Law Debenture Trust Company of New York, as trustee (the “Trustee”), entered into a Third Supplemental Indenture (the “Senior Discount Notes Third Supplemental Indenture”) to the Indenture, dated as of April 29, 2004, as amended and supplemented by the Supplemental Indenture, dated as of October 3, 2005 and the Second Supplemental Indenture, dated as of February 2, 2006 (as so amended and supplemented, the “Senior Discount Notes Indenture”) between the Company and the Trustee, of the Company’s 14-3/4% Senior Discount Notes due 2014 (the “Senior Discount Notes”).  The Senior Discount Notes Third Supplemental Indenture eliminates in their entirety many of the restrictive covenants and certain events of default, amends certain provisions of covenants relating to the merger and consolidation of the Company, and makes changes to certain terms of the defeasance and satisfaction and discharge provisions presently contained in the Senior Discount Notes Indenture (and eliminates related references in the Senior Discount Notes).  The Senior Discount Notes Third Supplemental Indenture became effective upon its execution and delivery by the parties thereto and will become operative upon the acceptance for payment of Senior Discount Notes tendered prior to 5:00 p.m., New York City time, on May 14, 2007 pursuant to the Company’s offer to purchase for such Senior Discount Notes.  As of May 14, 2007 at 5:00 pm, New York City time, the Company had received tenders of Senior Discount Notes and deliveries of related consents from holders of approximately $144.7 million aggregate principal amount (or in excess of 99%) of the Senior Discount Notes.

As of May 14, 2007, Mueller Group, LLC, as issuer (“Group”), Mueller Group Co-Issuer, Inc. (the “Co-Issuer”), the guarantors listed on the signature pages thereto (the “Subsidiary Guarantors”) and the Trustee entered into a Second Supplemental Indenture (the “Senior Subordinated Notes Second Supplemental Indenture”) to the Indenture, dated as of April 23, 2004, as amended and supplemented by the Supplemental Indenture, dated as of October 3, 2005 (as so amended and supplemented, the “Senior Subordinated Notes Indenture”) between Group, the Co-Issuer, the Subsidiary Guarantors and the Trustee, of the 10% Senior Subordinated Notes due 2012 (the “Senior Subordinated Notes”) of Group and the Co-Issuer.  The Senior Subordinated Notes Second Supplemental Indenture eliminates in their entirety many of the restrictive covenants and certain events of default, amends certain provisions of covenants relating to the merger and consolidation of Group, the Co-Issuer and the Subsidiary Guarantors, and makes changes to certain terms of the defeasance and satisfaction and discharge provisions presently contained in the Senior Subordinated Notes Indenture (and eliminates related references in the Senior Subordinated Notes and deletes the form of supplemental indenture for subsequent guarantors).  The Senior Subordinated Notes Second Supplemental Indenture became effective upon its execution and delivery by the parties thereto and will become operative upon the acceptance for payment of Senior Subordinated Notes tendered prior to 5:00 p.m., New York City time, on May 14, 2007 pursuant to the Company’s offer to purchase for such Senior Subordinated Notes.  As of May 14, 2007 at 5:00 pm, New York City time, the Company had received tenders of Senior Subordinated Notes and deliveries of related consents from holders of approximately $204.7 million aggregate principal amount (or in excess of 99%) of the Senior Subordinated Notes.

The foregoing description of the agreements does not purport to be complete and is qualified in its entirety by reference to the attached copy of the agreements.

Item 8.01                                             Other Events

On May 16,  2007, the Company entered into a purchase agreement (the “Purchase Agreement”) among the Company, the guarantors named on the signature pages thereto, and Banc of America Securities LLC and J.P. Morgan Securities Inc., on behalf of the initial purchasers named therein (the “Initial Purchaser”), pursuant to which the Company agreed to sell, and the Initial Purchasers agreed to purchase, subject to the customary terms and conditions contained therein, $425.0 million in aggregate principal amount of the Company’s 7-3/8% Senior Subordinated Notes due 2017 (the “Notes”).  The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as an exhibit to this Current Report on Form 8-K, and which is incorporated by reference herein.  A copy of the press release announcing the pricing of the Notes is attached hereto as Exhibit 99.2.

The Notes will be offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. The Notes have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Notes.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

4.1.3	Third Supplemental Indenture dated as of May 14, 2007 among Mueller Water Products, Inc. and Law Debenture Trust Company of New York

4.7

Second Supplemental Indenture dated as of May 14, 2007 among Mueller Group, LLC, Mueller Group Co-Issuer, Inc., the guarantors listed on the signature pages thereto and Law Debenture Trust Company of New York

99.1

Purchase Agreement dated May 16, 2007, by and among Mueller Water Products, Inc., the guarantors named on the signature pages thereto and Banc of America Securities LLC, J.P. Morgan Securities Inc., Calyon Securities (USA) Inc., Citigroup Global Markets Inc. and SunTrust Capital Markets, Inc., as Initial Purchasers

99.2	Press Release Dated May 16, 2007 - Mueller Water Products Announces Pricing of $425 Million of 7-3/8% Senior Subordinated Notes Due 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2007	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Robert Barker
Robert Barker
Executive Vice President, General Counsel,
andCorporate Secretary